SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Act of 1934


Date of Report (Date of earliest event reported):  December 31, 1996


            UNIVERSAL STANDARD MEDICAL LABORATORIES, INC.
            (Exact name of registrant as specified in its charter)


        Michigan                0-20400             38-2986640
    (State or Other     (Commission File Number)   (IRS Employer
     Jurisdiction                                Identification No.)
   of Incorporation)

26500 Northwestern Highway, Southfield, Michigan     48076
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (810) 353-1450



         (Former name or former address, if changed since last report)








































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Item 4.  Changes in Registrant's Certifying Accountants

(a)      Previous Independent Accountants

         On December 31, 1996, the Audit Committee of the Board of Directors of Universal Standard Medical Laboratories, Inc. (the "Company") determined not to retain the firm of Coopers & Lybrand LLP to audit the Company's financial statements for the year ended December 31, 1996. Coopers & Lybrand LLP had been the Company's principal accountants for the purpose of auditing its financial statements since the organization of the Company.

         The reports of Coopers & Lybrand LLP on the financial statements for the years ended December 31, 1995 and 1994 contained no adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles, except as set forth below. An accountant's report of Coopers & Lybrand contained in a Form S-2 Registration Statement filed by the Company with the Securities and Exchange Commission on December 8, 1995 contained a paragraph regarding uncertainty relating to the Company's tax indemnification obligations to MML, Inc., the business of which was acquired by the Company in 1991. Coopers & Lybrand reissued this accountant's report on January 16, 1996 in connection with Amendment No. 1 to such Registration Statement without inclusion of the foregoing tax indemnification paragraph due to a change in accounting standards, effective January 1, 1996, which permitted the removal of this paragraph in Coopers & Lybrand LLP's accountants report as long as adequate disclosure regarding the same was contained in the financial statements to which the accountant's report related. Since the Company's financial statements relating to such accountant's report contained such disclosure, Coopers & Lybrand was no longer required to include the foregoing tax indemnification paragraph in its accountant's report relating to such financial statements.

         The Company has had no disagreements with Coopers & Lybrand LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Coopers & Lybrand LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports relating to the auditing of the Company's financial statements for the years ended December 31, 1995 and 1994 or during the period January 1, 1996 to December 31, 1996.

(b)      New Independent Accountants

         On December 31, 1996, the Company engaged the accounting firm of BDO Seidman, LLP as its principal accountants to audit the Company's financial statements for the fiscal year ending December 31, 1996.

Item 7.  Financial Statements and Exhibits

7(c) - Exhibits

         16      Letter Regarding Change in Certifying Accountant














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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          UNIVERSAL STANDARD MEDICAL
                                            LABORATORIES, INC.



Date:  December 31, 1996                  By: /s/ Alan S. Ker
                                             --------------------------------
                                              Alan S. Ker
                                              Vice President - Finance,
                                              Treasurer and Chief Financial
                                              Officer